Exhibit 10.4

AMENDMENT NO. 1 TO

STOCKHOLDERS AGREEMENT

THIS AMENDMENT NO. 1 (this “Amendment No. 1”) to the Stockholders Agreement, dated as of February 11, 2005, by and among MYSPACE, INC., a Delaware corporation (the “Company”), and the individuals and entities listed on Schedule A-1 hereto (the “Existing Stockholders”) (collectively, the “Agreement”) is made as of June         , 2005 (the “Amendment Date”), by and among the Company, the Existing Stockholders, Pinnacle Ventures, L.L.C., Pinnacle Ventures I (Q) Equity Holdings, L.L.C., Pinnacle Ventures I Affiliates, L.P., and ORIX Venture Finance LLC. Capitalized terms used in this Amendment No. 1 but not defined herein shall have the meaning assigned to them in the Agreement

RECITALS

WHEREAS, Section 8.3 of the Agreement provides that the Agreement may be modified or amended, or any provision thereof waived, with the written consent of (i) the Company, and (ii) the Stockholders holding a majority of the outstanding share of Common Stock (calculated pursuant to Section 2.6 of the Agreement), including the written consent of (a) Intermix, so long as Intermix holds at least 1,000,000 shares of Common Stock (calculated pursuant to Section 2.6 of the Agreement and as adjusted for any stock splits, reverse stock splits, stock dividends, recapitalizations and the like (“Recapitalizations”)), (b) Redpoint so long as Redpoint and its Affiliates own at least 1,000,000 shares of Common Stock (calculated pursuant to Section 2.6 of the Agreement and as adjusted for Recapitalizations), and (c) MSV so long as MSV and its Affiliates own at least 1,000,000 shares of Common Stock (calculated pursuant to Section 2.6 of the Agreement and as adjusted for Recapitalizations);

WHEREAS, the Existing Stockholders comprise all Stockholders under the Agreement; and

WHEREAS, in connection a proposed transaction pursuant to which the Company will borrow up to $6,000,000 from Pinnacle Ventures, L.L.C. or its Affiliates, the Company and the Existing Stockholders desire to amend the Agreement as provided below.

AGREEMENT

In consideration of the foregoing premises and the mutual covenants and conditions set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment No. 1, intending to be legally bound, agree as follows:

1. Amendment of Article 1. Article 1 of the Agreement is hereby amended to amend and restate subsection (j) and to add subsections (v) and (x), which shall read in their entirety as follows:

“(j) “Equity Incentive Plan” means the Corporation’s 2005 Equity Incentive Plan, as amended and in effect on June     , 2005 (including with respect to the number of shares of Common Stock issuable thereunder as of June     , 2005 after giving effect to the amendment thereto adopted as of June     , 2005).”

“(v) “Pinnacle” means Pinnacle Ventures, L.L.C, Pinnacle Ventures 1 (Q) Equity Holdings, L.L.C, Pinnacle Ventures I Affiliates, L.P., and ORIX Venture Finance LLC, and any Affiliate thereof, together with any transferee of the securities held by any of such entities.”

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“(x) “Warrants” means those certain warrants issued to Pinnacle on or about June     , 2005, exercisable for up to an aggregate of 41,958 shares of the Company’s Series A Preferred Stock”

2. Amendment and Restatement of Section 7.1.2. Section 7.1.2 of the Agreement is hereby amended and restated in its entirety to read as follows:

“7.1.2 Purchase Price. If Intermix exercises the Purchase Option, the Purchase Price to be paid by Intermix to each respective Stockholder (which term, for the purposes of this Article 7 shall include Pinnacle) at the time of the consummation of the Purchase Option shall equal:

(a) For Redpoint, an amount equal to the greater of (x) (i) $125.0 million multiplied by (ii) a fraction, the numerator of which shall be the number of shares of Common Stock held by Redpoint (calculated in accordance with Section 2.6) and the denominator of which shall be the total number of shares of Common Stock (calculated in accordance with Section 2.6) outstanding on the date that Intermix delivers the Purchase Notice (as defined below), or (y) $5.75 per share of Common Stock held by Redpoint (calculated in accordance with Section 2.6 and as adjusted for any stock splits, reverse stock splits, stock dividends, recapitalizations and the like that occur after April 4, 2005) (the aggregate Purchase Price paid to Redpoint under this Section 7.1.2(a) being the “Redpoint Purchase Price” and such Purchase Price per share of Common Stock held by Redpoint (calculated in accordance with Section 2.6) being the “Redpoint Per Share Purchase Price”);

(b) For Pinnacle, (x) with respect to any shares of Common Stock (calculated in accordance with Section 2.6) that Pinnacle has received upon exercise of any Warrant, an amount per share of Common Stock equal to the Redpoint Per Share Purchase Price, and (y) with respect to each Warrant that has not yet been fully exercised, an amount equal to the product of (i) the number of shares of Common Stock (calculated in accordance with Section 2.6) issuable upon exercise of such Warrant, multiplied by (ii) the Redpoint Per Share Purchase Price minus the Exercise Price (as defined in the Warrants) (the aggregate Purchase Price paid to Pinnacle under this Section 7.1.2(b) being the “Pinnacle Purchase Price”); and

(c) For each Stockholder other than Redpoint and Pinnacle, an amount equal to (i) $125.0 million minus the Redpoint Purchase Price minus the Pinnacle Purchase Price, multiplied by (ii) a fraction, the numerator of which shall be the number of Common Stock held by such Stockholder (calculated in accordance with Section 2.6) and the denominator of which shall be the total number of shares of Common Stock (calculated in accordance with Section 2.6) then held by all Stockholders other than Redpoint and Pinnacle on the date that Intermix delivers the Purchase Notice (as defined below).

3. Amendment of Section 8.3. Section 8.3 of the Agreement is hereby amended to add the following sentence immediately prior to the last sentence of Section 8.3 of the Agreement:

“Notwithstanding the foregoing, or anything herein to the contrary, the consent of Pinnacle shall be required for any amendment to Article 7 of this Agreement if such amendment negatively affects Pinnacle in a manner different than such amendment affects Redpoint, it being expressly understood that neither (i) a reduction in the Redpoint Per Share Purchase Price nor (ii) any termination or waiver of Article 7 that applies to

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both Redpoint and Pinnacle, shall require Pinnacle’s consent. Except as provided above, no amendment or waiver of any provision of the Agreement shall require the consent of Pinnacle”

4. Agreement to be Bound. By executing this Amendment No. 1, Pinnacle hereby agrees to be subject to and bound by the terms of Article 7 of the Agreement as amended by this Amendment No. 1, and each Stockholder (including Pinnacle) agrees to require any of its transferees to be bound by the terms of Article 7 of the Agreement to the same extent that such Stockholder is bound by Article 7.

5. Effect of Stock Split. The parties hereto acknowledge and agree that the amount per share set forth in Section 7.1.2(a)(y) as amended and restated above has been adjusted to reflect the stock split of the Company’s Common Stock that occurred on April 4, 2005, and is therefore not subject to further adjustment on account thereof, and that all other amounts in the Agreement that are to be adjusted as a result of such stock split (including those referenced in the Recitals to this Amendment No. 1) shall be so adjusted in accordance with the terms of the Agreement (notwithstanding that such amounts as so adjusted are not specified in this Amendment No. 1).

6. No Other Amendment or Waiver. Except as modified or waived by this Amendment No. 1, the Agreement shall remain in full force and effect in all respects without any modification. By executing this Amendment No. 1 below, the Company and the Existing Stockholders certify that this Amendment No. 1 has been executed and delivered in compliance with the terms of Section 8.3 of the Agreement. This Amendment No. 1 shall become effective when executed and delivered by the Company and the Existing Stockholders.

7. Counterparts; Facsimile Signature. This Amendment No. 1 may be executed in counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one agreement. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto and delivered by such party (or parties) by facsimile or any similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen. Such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute and deliver an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

**End of Amendment No. 1 – Signature Page Follows**

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IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 to Stockholders Agreement as of the Amendment Date.

COMPANY:

MYSPACE. INC.

By:	/S/ CHRIS DEWOLFE
Print Name:	Chris Dewolfe
Print Title:	CEO

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 to Stockholders Agreement as of the Amendment Date.

REDPOINT:

REDPOINT VENTURES I, L.P. by its General Partner			REDPOINT VENTURES II, L.P. by its General Partner

Redpoint Ventures I, LLC			Redpoint Ventures II, LLC

By:		/s/ Jeffrey Yang	By:		/s/ Jeffrey Yang

Print	Name:		Print	Name:

Print	Title:		Print	Title:

REDPOINT ASSOCIATES I, LLC as nominee			REDPOINT ASSOCIATES II, LLC as nominee

By:		/s/ Jeffrey Yang	By:		/s/ Jeffrey Yang

Print	Name:		Print	Name:

Print	Title:		Print	Title:

REDPOINT TECHNOLOGY PARTNERS Q-1, L.P. by its General Partner			REDPOINT TECHNOLOGY PARTNERS A-1, L.P. by its General Partner

Redpoint Ventures I, LLC			Redpoint Ventures I, LLC

By:		/s/ Jeffrey Yang	By:		/s/ Jeffrey Yang

Print	Name:		Print	Name:

Print	Title:		Print	Title:

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 to Stockholders Agreement as of the Amendment Date.

MSV:

MYSPACE VENTURES, LLC

By:		/s/ CHRIS DEWOLFE
Print	Name:	Chris Dewolfe
Print	Title:	President

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 to Stockholders Agreement as of the Amendment Date.

INTERMIX:

INTERMIX MEDIA, INC.

By:		/s/ RICHARD ROSENBLATT
Print	Name:	Richard Rosenblott
Print	Title:	CEO

SCHEDULE A-l

EXISTING STOCKHOLDERS

Intermix Media, Inc.

Redpoint Ventures I, L.P.

Redpoint Associates I, LLC

Redpoint Ventures II, L.P.

Redpoint Associates II, LLC

Redpoint Technology Partners Q-l, L.P.

Redpoint Technology Partners A-1, L.p.

MySpace Ventures, LLC